                         OPPENHEIMER MUNICIPAL BOND FUND
                    Supplement dated September 5, 2002 to the
                       Prospectus dated November 28, 2001

The  Prospectus is changed by adding the  following  paragraph to the end of the
"How the Fund is Managed" section on page 11:

     The Board of  Directors  of the Fund has  approved  various  changes to the
Fund's fundamental  investment policies.  Approval of the Fund's shareholders is required before the Fund's fundamental investment policies can be changed. On or about  September 24, 2002,  shareholders  of the Fund on the record date will be mailed  proxy  materials  explaining  the reasons for the proposed  changes.  In addition,  on or about September 24, 2002, a copy of the proxy statement will be
available  for  information   purposes  on  the   OppenheimerFunds   website  at
www.oppenheimerfunds.com.   After   that  date,   shareholders   may  also  call
1.800.CALL.OPP (1.800.225.5677) to request a copy of the proxy statement. If the proposals are approved by  shareholders  at a meeting to be held on November 22,
2002, the Fund's prospectus  and/or statement of additional  information will be revised to reflect the approved changes.

September 5, 2002                                                     PS0310.022